UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	SEPTEMBER 28, 2007
NORTEL NETWORKS LIMITED

(Exact name of Registrant as Specified in Charter)

CANADA	000-30758	62-12-62580

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

195 THE WEST MALL, TORONTO, ONTARIO, CANADA	M9C 5K1

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	905-863-7000

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events
On September 28, 2007, Nortel Networks Corporation issued a press release stating it has completed its redemption of US$1.125 billion, plus accrued and unpaid interest, of its outstanding US$1.8 billion 4.25% convertible senior notes due September 2008.
Such press release is attached hereto as Exhibit 99.1, and such press release is incorporated by reference herein (other than information included on or linked from the registrant’s website, referenced in such release, which is not incorporated by reference into this report).
Nortel Networks Corporation owns all of the registrant’s common shares and the registrant is Nortel Networks Corporation’s principal direct operating subsidiary.

Item 9.01     Financial Statements and Exhibits

(c)	Exhibits

	99.1	Press Release issued by the registrant on September 28, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTEL NETWORKS LIMITED
By:	/s/ Michael McCorkle
Michael McCorkle
Treasurer

By:	/s/ Anna Ventresca
Anna Ventresca
Assistant Secretary

Dated: September 28, 2007

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by the registrant on September 28, 2007.